CHASE FUNDING LOAN ACQUISITION TRUST

             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-C1

                           $367,860,000 (APPROXIMATE)

                               Subject to Revision

                     March 19, 2001- Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI) and Chase Securities Inc. (CSI), members NYSE and SIPC. JP Morgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JP Morgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JP Morgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JP Morgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JP MORGAN). JP MORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                 MARCH 19, 2001

                     CHASE FUNDING LOAN ACQUISITION TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                 SERIES 2001-C1


                           $367,860,000 (APPROXIMATE)
                               SUBJECT TO REVISION

------------- --------------------- ------------------------ ---------- ------------------ ---------------------- ------------------
                                           RATINGS                          BOND                                      EXP FINAL
CLASS               AMOUNT ($)          (S&P /MOODY'S)        WAL 1         TYPE                  COUPON              MATURITY 1
-----              -----------          -------------         -----         ----                  ------              ----------

------------- --------------------- ------------------------ ---------- ------------------ ---------------------- ------------------
    IA-1            32,750,000              AAA/Aaa            0.95           SEQ            1M Libor + [ ]2             3/03
    IA-2            24,500,000              AAA/Aaa            3.14           SEQ                 Fixed 2                1/06
    IA-3            18,917,000              AAA/Aaa            7.82           SEQ                Fixed 2,3              12/10
    IA-4             8,463,000              AAA/Aaa            6.74           NAS                 Fixed 2                9/10
    IM-1             3,185,000              AA/Aa2             6.40           MEZ                 Fixed 2               12/10
    IM-2             2,275,000               A/A2              6.14           MEZ                 Fixed 2               12/10

    IIA-1          258,030,000              AAA/Aaa            2.65        PASS-THRU       1M Libor + [ ] 3,4            5/08
    IIM-1           10,575,000              AA/Aa2             4.81           MEZ          1M Libor + [ ] 3,4            5/08
    IIM-2            9,165,000               A/A2              4.74           MEZ          1M Libor + [ ] 3,4            5/08
------------- --------------------- ------------------------ ---------- ------------------ ---------------------- ------------------

[FN]

1 The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

2 Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

3 If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-3 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1 and Class IIM-2 Certificates will increase to 1.5x their related margins.

4 Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.

--------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

TITLE OF OFFERED CERTIFICATES:     Chase Funding Loan Acquisition Trust,
                                   Mortgage Loan Asset-Backed Certificates,
                                   Series 2001-C1, consisting of:
                                   IA-1, IA-2, IA-3, IA-4
                                   IM-1, IM-2
                                   (the "Group I Certificates")

                                              and

                                   IIA-1
                                   IIM-1, IIM-2
                                   (the "Group II Certificates")


UNDERWRITERS:                      Chase Securities Inc., Countrywide Securities
                                   Corporation, Credit Suisse First Boston and
                                   Greenwich Capital Markets, Inc.

DEPOSITOR:                         Chase Funding, Inc.

SELLER:                            Chase Manhattan Mortgage Corporation

SERVICERS:                         Chase Manhattan Mortgage Corporation and
                                   Wells Fargo Home Mortgage, Inc.

CERTIFICATE ADMINISTRATOR:         The Chase Manhattan Bank

TRUSTEE:                           Citibank, N.A.

MORTGAGE INSURER:                  Radian Guaranty, Inc.

LOSS MITIGATION ADVISOR:           The Murrayhill Company

CUT-OFF DATE:                      March 1, 2001

PRICING DATE:                      On or about March 21, 2001

CLOSING DATE:                      On or about March 29, 2001

DISTRIBUTION DATES:                Distribution of principal and interest on the
                                   certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in April 2001.

ERISA CONSIDERATIONS:              The offered certificates will be ERISA
                                   eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                                   Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:                  The offered certificates will not constitute
                                   "mortgage-related securities" for the
                                   purposes of SMMEA.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

TAX STATUS:                        For federal income tax purposes, the Trust
                                   Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:              The Seller has the option to exercise a call
                                   on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related group as of the Cut-Off Date (i.e.
                                   separate calls for each group). The call will be exercised at a price equal to the sum of
                                   (i) the stated principal balance of the
                                   Mortgage Loans in the related loan group
                                   (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group
                                   (up to the stated principal balance of the related Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicers in the performance of its servicing obligations in connection with such Mortgage
                                   Loans.

MORTGAGE LOANS:                    The mortgage pool will consist of mortgage
                                   loans ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II).
                                   The Mortgage Loans are secured by first liens on real properties.

ADMINISTRATIVE FEES:               The Servicers, Trustee and Certificate
                                   Administrator will be paid fees aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

                                   The Mortgage Insurer will be paid fees
                                   aggregating approximately 72 bps per annum
                                   (payable monthly) on the stated principal balance of the insured Mortgage Loans (approximately 68.66% of all of the Mortgage Loans).

                                   The Loss Mitigation Advisor will be paid fees aggregating approximately 1.5 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:                1) Mortgage Insurance
                                   2) Excess interest
                                   3) Over-Collateralization
                                   4) Cross-Collateralization
                                   5) Subordination

MORTGAGE INSURANCE:                As of the Cut-Off Date, approximately 68.66%
                                   of the Mortgage Loans (66.60% of the Group I
                                   Mortgage Loans and 69.32% of the Group II
                                   Mortgage Loans) will be covered by a mortgage insurance policy issued by Radian Guaranty, Inc. For each of these Mortgage Loans, Radian
                                   Guaranty, Inc. will provide insurance
                                   coverage down to 65% of the value of the related mortgage property.

EXCESS INTEREST:                   Excess interest cashflows from each group
                                   will be available as credit enhancement for the related group.

OVERCOLLATERALIZATION:             The overcollateralization ("O/C") amount is
                                   equal to the excess of the aggregate
                                   principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered Certificates related to such loan group. On the Closing Date, the overcollateralization amount will equal approximately 1.00% of the aggregate principal balance of the Group I Mortgage
                                   Loans and approximately 1.50% of the
                                   aggregate principal balance of the Group II
                                   Mortgage Loans. To the extent the
                                   overcollateralization amount is reduced below the overcollateralization target amount, excess cashflow will be directed to build O/C until the overcollateralization target amount is reached.

                                   GROUP I CERTIFICATES

                                   Initial:       1.00%                         Target: 1.00% of original balance
                                   Stepdown:      2.00% of current balance      Floor:  0.50% of original balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

                                   GROUP II CERTIFICATES

                                   Initial:       1.50%                         Target: 1.50% of original balance
                                   Stepdown:      3.00% of current balance      Floor:  0.50% of balance

                      (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-
COLLATERALIZATION:                 Excess interest from each of the two loan
                                   groups, if not needed to credit enhance its own group, will be available to credit enhance the other loan group.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                                                 GROUP I - FIXED
                                                                 ---------------

GROUP I  (FIXED) SUBORDINATION 1:                             (S&P/Moody's)             GROUP I (Subordination)
                                                                                        -----------------------

                                    Class IA                  (AAA /Aaa)                     7.00%
                                    Class IM-1                (AA/Aa2)                       3.50%
                                    Class IM-2                (A/A2)                         1.00%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I  (FIXED) CLASS SIZES 1:                               (S&P/Moody's)             GROUP I (Class Sizes)
                                                                                        ---------------------

                                    Class IA                  (AAA/Aaa)                     93.00%
                                    Class IM-1                (AA/Aa2)                       3.50%
                                    Class IM-2                (A/A2)                         2.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)

                                                                  GROUP II - ARM
                                                                  --------------

GROUP II (ARM) SUBORDINATION 1:                               (S&P/Moody's)             GROUP II (Subordination)
                                                                                        ------------------------


                                    Class IIA-1               (AAA/Aaa)                       8.50%
                                    Class IIM-1               (AA/Aa2)                        4.75%
                                    Class IIM-2               (A/A2)                          1.50%

                      (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II (ARM) CLASS SIZES 1:                                (S&P/Moody's)             GROUP II (Class Sizes)
                                                                                        ----------------------

                                    Class IIA-1               (AAA/Aaa)                      91.50%
                                    Class IIM-1               (AA/Aa2)                        3.75%
                                    Class IIM-2               (A/A2)                          3.25%

                      (PRELIMINARY AND SUBJECT TO REVISION)
[FN]

 1 The subordination and class size percentages include the initial overcollateralization levels of 1.00% for Group I and 1.50% for Group II.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                     GROUP I

MORTGAGE LOANS:                    Fixed-rate, first lien, sub-prime Mortgage
                                   Loans

TOTAL GROUP SIZE:                  Approximately $91,000,000

PREPAYMENT
ASSUMPTION:                        20% HEP (2.0% - 20% CPR Ramp over 10 months)

FIXED RATE WAC CAP:                Preliminarily, the pass-through rate of each
                                   class of the Group I Certificates will be subject to the "Group I WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the fixed rate Mortgage
                                   Loans. Any interest shortfall due to the fixed rate WAC Cap will not be reimbursed.

INTEREST ACCRUAL:                  For the Class IA-1 Certificates, interest
                                   will initially accrue from the Closing Date to (but excluding) the first Distribution
                                   Date, and thereafter, from the prior
                                   Distribution Date to (but excluding) the current Distribution Date. For all Group I
                                   Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:                     For Class IA-1, 0 days. For all other Group I
                                   Certificates, 24 days.

INT. PMT. BASIS:                   For Class IA-1, actual/360. For all other
                                   Group I Certificates, 30/360.

COUPON STEP UP:                    If the 10% clean-up call for the Group I
                                   Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-3
                                   Certificates will increase by 50 bps per annum.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1

                              GROUP I CERTIFICATES
                              --------------------

                             CLASS              CLASS          CLASS            CLASS          CLASS          CLASS
                             IA-1               IA-2           IA-3             IA-4           IM-1           IM-2
                             -----------------  ------------   ------------     -----------    -----------    -----------
OFFER
SIZE ($)                     32,750,000         24,500,000     18,917,000       8,463,000      3,185,000      2,275,000

EXPECTED RATINGS
S&P                          AAA                AAA            AAA              AAA            AA             A
MOODY'S                      Aaa                Aaa            Aaa              Aaa            Aa2            A2

COUPON                       1M Libor + [_](1)  Fixed(1)       Fixed(1),(2)     Fixed(1)       Fixed(1)       Fixed(1)

WEIGHTED AVERAGE LIFE TO     0.95               3.14           7.82             6.74           6.40           6.14
CALL (YRS) (3)

WEIGHTED AVERAGE LIFE        0.95               3.14           9.12             6.74           6.80           6.19
TO MATURITY (YRS) (3)

PAYMENT WINDOW               1-24/24            24-58/35       58-117/60        37-114/78      37-117/81      37-117/81
TO CALL (MOS.) (3)

PAYMENT WINDOW               1-24/24            24-58/35       58-237/180       37-114/78      37-165/129     37-133/97
TO MATURITY (MOS.) (3)

EXPECTED MATURITY TO         3/03               1/06           12/10            9/10           12/10          12/10
CALL (3)

EXPECTED MATURITY TO         3/03               1/06           12/20            9/10           12/14          4/12
MATURITY (3)

LAST SCHEDULED               7/15               2/26           8/30             7/13           8/30           8/30
DISTRIBUTION DATE (4)

(1) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-3 Certificates will increase by 50 bps per annum.

(3)  The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                    GROUP II

MORTGAGE LOANS:                    Adjustable-rate, first lien, sub-prime
                                   Mortgage Loans

TOTAL GROUP SIZE:                  Approximately $282,000,000

PREPAYMENT ASSUMPTION:             27% CPR

ADJUSTABLE RATE
AVAILABLE FUNDS CAP:               The pass-through rate of the Group II
                                   Certificates will be subject to the "Group II
                                   Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the adjustable rate Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II
                                   Certificates as of the first day of the
                                   applicable accrual period.

LIFETIME WAC CAP:                  All Group II pass-through rates will also be
                                   subject to a cap equal to a weighted average net lifetime rate on the underlying Mortgage
                                   Loans. Any interest shortfall due to the maximum lifetime WAC cap will not be reimbursed.

INTEREST ACCRUAL:                  For Group II Certificates, interest will
                                   initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution
                                   Date to (but excluding) the current
                                   Distribution Date.

PAYMENT DELAY:                     0 days

INT. PMT. BASIS:                   Actual/360

SHORTFALL
REIMBURSEMENT:                     If on any Distribution Date the pass-through
                                   rate is limited by the Group II Available
                                   Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited by the Available Funds Cap and the aggregate of such shortfalls from previous Distribution
                                   Dates together with accrued interest at the Pass-Through Rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group II
                                   Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

COUPON STEP UP:                    If the 10% clean-up call for the Group II
                                   Certificates is not exercised on the first distribution date on which it is exercisable,
                                   (i) the margin on the Class IIA-1
                                   Certificates will increase to 2x the Class
                                   IIA-1 margin, and (ii) the margins on the Class IIM-1 and Class IIM-2 Certificates will increase to 1.5x their related margins.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1

                              GROUP II CERTIFICATES

                                   CLASS                       CLASS                      CLASS
                                   IIA-1                       IIM-1                      IIM-2
 --------------------------------  --------------------------- -------------------------- --------------------------

 OFFER
 SIZE ($)                          258,030,000                 10,575,000                   9,165,000

 EXPECTED RATINGS
 S&P                               AAA                         AA                           A
 MOODY'S                           Aaa                         Aa2                          A2

 COUPON                            1M Libor + [   ] (1),(2)    1M Libor + [_] (1),(3)       1M Libor + [_] (1),(3)

 WEIGHTED AVERAGE LIFE TO CALL     2.65                        4.81                         4.74
 (YRS) (4)

 WEIGHTED AVERAGE LIFE TO          2.90                        5.19                         4.86
 MATURITY (YRS) (4)

 PAYMENT WINDOW                    1-86/86                     38-86/49                     37-86/50
 TO CALL (MOS.) (4)

 PAYMENT WINDOW                    1-194/194                   38-131/94                    37-110/74
 TO MATURITY (MOS.) (4)

 EXPECTED MATURITY TO CALL (4)     5/08                        5/08                         5/08
 EXPECTED MATURITY TO MATURITY (4) 5/17                        2/12                         5/10

 LAST SCHEDULED DISTRIBUTION       9/30                        9/30                         9/30
 DATE (5)

(1) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rate on the Group II Loans.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the IIA-1 margin.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIM-1 and Class IIM-2 Certificates will increase to 1.5x their related margins.

(4)  The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1

                               CASH FLOW PRIORITY

                              GROUP I CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2. Servicing Fees, Trustee Fees, Certificate Administrator Fees, Mortgage Insurer Fees, and Loss Mitigation Advisor Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates and then to the Class IM-2 Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to replenish O/C to the required level if necessary.

6.   Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount is paid in accordance with the Pooling and Servicing Agreement.

                      (PRELIMINARY AND SUBJECT TO REVISION)


                              GROUP II CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2. Servicing Fees, Trustee Fees, Certificate Administrator Fees, Mortgage Insurer Fees and Loss Mitigation Advisor Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA-1 Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates and then to the Class IIM-2 Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to replenish O/C to the required level if necessary.

6.   Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate carryover resulting from the imposition of the available funds cap.

9. Any remaining Group II amount is paid in accordance with the Pooling and Servicing Agreement.

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1

                                PRINCIPAL PAYDOWN

          CLASS IA-4 LOCKOUT DISTRIBUTION AMOUNT: FOR ANY DISTRIBUTION DATE PRIOR TO THE DISTRIBUTION DATE IN APRIL 2010, THE PRODUCT OF (I) THE APPLICABLE CLASS IA-4 LOCKOUT PERCENTAGE, (II) A FRACTION, THE NUMERATOR OF WHICH IS THE OUTSTANDING PRINCIPAL BALANCE OF THE CLASS IA-4 CERTIFICATES AND THE DENOMINATOR OF WHICH IS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS A GROUP I CERTIFICATES (IN EACH CASE IMMEDIATELY PRIOR TO SUCH DISTRIBUTION DATE) AND (III) THE GROUP I CLASS A PRINCIPAL CASHFLOW FOR SUCH DISTRIBUTION DATE. FOR THE APRIL 2010 DISTRIBUTION DATE AND EACH DISTRIBUTION DATE THEREAFTER, THE CLASS IA-4 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                           CLASS IA-4 LOCKOUT PERCENTAGE

                        April 2001 -- March 2004:     0%
                        April 2004 -- March 2006:    45%
                        April 2006 -- March 2007:    80%
                        April 2007 -- March 2008:   100%
                        April 2008 -- March 2010:   300%

                     (PRELIMINARY AND SUBJECT TO REVISION)

          IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

          Group I Certificates:

               1) To the Class IA-4 Certificateholders -- the Class IA-4 Lockout Distribution Amount until the principal balance of the Class IA-4 Certificate is reduced to zero.

               2) All remaining scheduled and unscheduled Group I principal will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

               If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

          Group II Certificates:

               1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.

                      (PRELIMINARY AND SUBJECT TO REVISION)

          IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

          With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates and third to the Class M-2 Certificates.

          If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      (PRELIMINARY AND SUBJECT TO REVISION)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                         REQUIRED SUBORDINATION LEVELS*

          Group I                                   Group II
          -------                                   --------

          Class A              14.00%               Class A            17.00%
          Class M-1             7.00%               Class M-1           9.50%
          Class M-2             2.00%               Class M-2           3.00%


          *Includes overcollateralization

                      (PRELIMINARY AND SUBJECT TO REVISION)

          THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

          i) The Distribution Date is on or after the April 2004 Distribution Date; and

          ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

          iii) A Trigger Event does not exist (a Trigger Event exists if the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (1x for Group I; 1.25x for Group II)).

                      (PRELIMINARY AND SUBJECT TO REVISION)

          THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

          For each loan group, the later of (i) the April 2004 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

           Group I Senior                            Group II Senior
           Specified Enhancement                     Specified Enhancement
           Percentage:                               Percentage:
           -------------------                       -------------------
           14.00%                                    17.00%
           Or                                        Or
           (6.00% + 1.00%)*2                         (7.00% + 1.50%)*2

                      (PRELIMINARY AND SUBJECT TO REVISION)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

Prospectus:                        The Certificates will be offered pursuant to
                                   a Prospectus which includes a Prospectus
                                   Supplement (together, the "Prospectus").
                                   Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:               Please call David Howard at (212) 834-5125,
                                   Anthony Hermann at (212) 834-5512, Fred
                                   Hubert at (212) 834-5170, Paul Park at (212)
                                   834-5033, Matt Whalen at (212) 834-5157, Jee
                                   Hong at (212) 834-5295, Hantz Serrao at (212)
                                   648-9533, Trina Wittman at (212) 648-8480,
                                   Seleena Baijnauth at (212) 834-5219, Alan
                                   Chan at (212) 834-5936, or Alice Chang at
                                   (212) 834-5018.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

JPMORGAN
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                SERIES 2001-C1 - FIXED RATE MORTGAGE LOAN GROUP
                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance           $91,003,209
Aggregate Original Principal Balance              $91,539,328
Number of Mortgage Loans                                1,025


                                 MINIMUM      MAXIMUM      AVERAGE (1)
                                 -------      -------      -----------
Original Principal Balance       $10,500     $500,000      $89,307
Outstanding Principal Balance     $8,671     $497,102      $88,784

                                 MINIMUM      MAXIMUM      WEIGHTED AVERAGE (2)
                                 -------      -------      --------------------
Original Term (mos)                  120          360          291
Stated Remaining Term (mos)          111          359          284
Expected Remaining Term (mos)        111          359          283
Loan Age (mos)                         1           20            7

Current Interest Rate              8.170%      14.240%       10.559%

Original Loan-to-Value              3.75%       97.00%        76.47%

Credit Score (3)                     501          798           618


                                EARLIEST       LATEST
                                --------       ------

Origination Dates                06/1999      01/2001
Maturity Dates                   05/2010      02/2031

[FN]
Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                             CURRENT MORTGAGE RATES

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP


                        NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE RATES       MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
--------------       --------------      -------------------     ----------
8.000% to 8.499%            7             $     737,902             0.8%
8.500% to 8.999%           40                 5,898,332             6.5
9.000% to 9.499%           49                 5,048,556             5.5
9.500% to 9.999%          141                14,581,738            16.0
10.000% to 10.499%        142                14,084,007            15.5
10.500% to 10.999%        256                23,938,574            26.3
11.000% to 11.499%        123                 9,006,832             9.9
11.500% to 11.999%        137                 9,813,909            10.8
12.000% to 12.499%         70                 5,176,809             5.7
12.500% to 12.999%         43                 2,053,650             2.3
13.000% to 13.499%         11                   371,446             0.4
13.500% to 13.999%          3                   172,508             0.2
14.000% to 14.499%          3                   118,945             0.1
                        -------             -------------          ------
  TOTAL:                  1,025             $  91,003,209          100.0%
                          =====             =============          ======


  Mortgage Rates Range is from: 8.170% to 14.240%
  Weighted Average is: 10.559%



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       REMAINING MONTHS TO STATED MATURITY
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP


                               NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
REMAINING TERM (MONTHS)      MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
-----------------------      --------------   -------------------     ----------
 109 to 120                         7          $     186,038              0.2%
 157 to 168                        18              1,055,008              1.2
 169 to 180                       403             30,235,127             33.2
 229 to 240                        48              4,706,710              5.2
 289 to 300                         1                 42,794              0.0
 337 to 348                        24              1,979,247              2.2
 349 to 360                       524             52,798,286             58.0
                                  ---             ----------             ----
 TOTAL:                         1,025          $  91,003,209            100.0%
                                =====          =============            ======

 Remaining Term Range is from (Months): 111 to 359
 Weighted Average is (Months): 284

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP

 RANGE OF ORIGINAL MORTGAGE      NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
 LOAN PRINCIPAL BALANCES       MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
 --------------------------    --------------   -------------------   ----------
 $100,000 or Less                   701           $  40,615,844         44.6%
 $100,001 to $150,000               204              24,974,466         27.4
 $150,001 to $200,000                68              11,728,035         12.9
 $200,001 to $250,000                31               6,950,998          7.6
 $250,001 to $300,000                11               3,061,427          3.4
 $300,001 to $350,000                 6               1,966,272          2.2
 $350,001 to $400,000                 2                 765,092          0.8
 $400,001 to $450,000                 1                 443,974          0.5
 $450,001 to $500,000                 1                 497,102          0.5
                                  -----                 -------          ---
 TOTAL:                           1,025           $  91,003,209         100.0%
                                  =====           =============         =====


Original Mortgage Loan Principal Balance Range is from: $10,500 to $500,000 Average is: $89,307



                              PRODUCT TYPE SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP


                      NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPE        MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
------------        --------------      -------------------     ----------
10 Year Fixed              7              $    186,038             0.2%
15 Year Fixed            123                 7,622,060             8.4
20 Year Fixed             48                 4,706,710             5.2
25 Year Fixed              1                    42,794             0.0
30 Year Fixed            548                54,777,533            60.2
Balloon Loan             298                23,668,074            26.0
                       -----                ----------           ------
TOTAL:                 1,025              $ 91,003,209           100.0%
                       =====              ============           ======


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                               STATE DISTRIBUTIONS

 Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates,
                Series 2001-C1 - Fixed Rate Mortgage Loan Group

                              NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
STATES                     MORTGAGE LOANS    BALANCE OUTSTANDING   LOAN GROUP
------                     --------------    -------------------   ----------
Arizona                           41          $ 2,846,405             3.1%
Arkansas                          12              712,637             0.8
California                       152           22,245,536            24.4
Colorado                          30            3,472,816             3.8
Connecticut                       11              967,409             1.1
Delaware                           2              210,665             0.2
District of Columbia               2              161,490             0.2
Florida                          107            8,061,750             8.9
Georgia                           37            2,805,473             3.1
Hawaii                             1              147,925             0.2
Idaho                              8              713,282             0.8
Illinois                          34            2,497,577             2.7
Indiana                           16              990,090             1.1
Iowa                              11              510,299             0.6
Kansas                             1               35,376             0.0
Kentucky                           4              241,187             0.3
Louisiana                         24            1,721,068             1.9
Maryland                          15            1,212,213             1.3
Massachusetts                      5              612,757             0.7
Michigan                          58            4,008,755             4.4
Minnesota                         78            7,921,480             8.7
Mississippi                        8              343,717             0.4
Missouri                          12              813,748             0.9
Montana                            5              277,911             0.3
Nebraska                          10              480,758             0.5
Nevada                             9            1,057,287             1.2
New Hampshire                      4              281,510             0.3
New Jersey                         9            1,359,883             1.5
New Mexico                         3              441,773             0.5
New York                          14            1,453,464             1.6
North Carolina                    28            1,954,738             2.1
North Dakota                       3              127,879             0.1
Ohio                              52            3,661,483             4.0
Oklahoma                           3              225,680             0.2
Oregon                            22            2,065,905             2.3
Pennsylvania                      44            2,230,807             2.5
Rhode Island                       1              123,618             0.1
South Carolina                    22            1,198,050             1.3
South Dakota                       2              104,768             0.1
Tennessee                         31            1,976,180             2.2
Texas                             27            2,564,096             2.8
Utah                              10            1,253,650             1.4
Virginia                          16            1,245,722             1.4
Washington                        25            2,724,125             3.0
West Virginia                      7              304,568             0.3
Wisconsin                          5              330,281             0.4
Wyoming                            4              305,420             0.3
                               -----          -----------           ------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST
BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE
CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN


                                       20

TOTAL:                         1,025          $91,003,209           100.0%
                               =====          ===========           ======

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                              LOAN-TO-VALUE RATIOS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP

                                  NUMBER OF      AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   BALANCE OUTSTANDING  LOAN GROUP
-----------------------------   --------------   -------------------  ----------
50.00% or Less                       92           $  4,328,220           4.8%
50.01% to 55.00%                     22              1,427,459           1.6
55.01% to 60.00%                     37              3,050,918           3.4
60.01% to 65.00%                     36              2,845,981           3.1
65.01% to 70.00%                     99              7,595,042           8.3
70.01% to 75.00%                    150             13,549,253          14.9
75.01% to 80.00%                    290             27,868,076          30.6
80.01% to 85.00%                    186             18,090,082          19.9
85.01% to 90.00%                     93             10,137,672          11.1
90.01% to 95.00%                     14              1,666,730           1.8
95.01% to 97.00%                      6                443,776           0.5
                                  -----            -----------         ------
TOTAL:                            1,025           $ 91,003,209         100.0%


Loan-to-Value Ratios Range is from: 3.75% to 97.00%
Weighted Average is: 76.47%


                                  LOAN PURPOSE

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP


                            NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
LOAN PURPOSE              MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
------------              --------------     -------------------     ----------
Purchase                        273            $ 23,788,685            26.1%
Refinance - Rate/Term           109              10,578,435            11.6
Refinance - Cashout             643              56,636,089            62.2
                              -----              ----------           ------
TOTAL:                        1,025            $ 91,003,209           100.0%
                              =====             ===========           ======


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                          TYPE OF MORTGAGED PROPERTIES

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP

                                        NUMBER OF          AGGREGATE PRINCIPAL     PERCENT OF
PROPERTY TYPE                         MORTGAGE LOANS       BALANCE OUTSTANDING     LOAN GROUP
-------------                         --------------       -------------------     ----------
Single Family Detached                      810              $ 71,917,023            79.0%
Two- to Four-family Dwelling Unit            45                 4,070,062             4.5
Planned Unit Development                     71                 7,865,947             8.6
Condominium                                  42                 3,351,969             3.7
Manufactured Housing                         57                 3,798,207             4.2
                                          -----              ------------           ------
TOTAL:                                    1,025              $ 91,003,209           100.0%
                                          =====              ============           ======



                              DOCUMENTATION SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP

                              NUMBER OF        AGGREGATE PRINCIPAL    PERCENT OF
  DOCUMENTATION             MORTGAGE LOANS     BALANCE OUTSTANDING    LOAN GROUP
  -------------             --------------     -------------------    ----------
  Full Documentation              840            $ 72,212,935           79.4%
  24 Month Bank Statement          34               3,537,296            3.9
  Reduced Documentation            13               1,299,363            1.4
  Stated Income                   138              13,953,615           15.3
                                -----            ------------          ------
  TOTAL:                        1,025            $ 91,003,209          100.0%
                                =====            ============          ======


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                 OCCUPANCY TYPES

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP


                        NUMBER OF          AGGREGATE PRINCIPAL    PERCENT OF
 OCCUPANCY            MORTGAGE LOANS       BALANCE OUTSTANDING    LOAN GROUP
 ---------            --------------       -------------------    ----------
 Owner-occupied             913             $ 83,281,880            91.5%
 Second Home                  6                  798,228             0.9
 Investment                 106                6,923,101             7.6
                          -----             ------------           ------
 TOTAL:                   1,025             $ 91,003,209           100.0%
                          =====             =============          ======




                            MORTGAGE LOAN AGE SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP

                                  NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE LOAN AGE (MONTHS)      MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
--------------------------      --------------     -------------------     ----------
1                                     8              $    849,583              0.9%
2                                    67                 7,565,076              8.3
3                                     9                   803,172              0.9
4                                   103                11,896,947             13.1
5                                    24                 1,444,117              1.6
6                                   112                11,700,313             12.9
7                                   134                10,797,573             11.9
8                                   201                16,168,969             17.8
9                                   179                14,197,061             15.6
10                                   80                 7,043,667              7.7
11                                   66                 5,502,475              6.0
12                                   20                 1,662,474              1.8
13                                   14                   830,013              0.9
14                                    2                   129,406              0.1
15                                    2                   265,830              0.3
16                                    1                    23,813              0.0
17                                    1                    19,871              0.0
18                                    1                    76,082              0.1
20                                    1                    26,765              0.0
TOTAL:                            1,025              $ 91,003,209            100.0%
                                  =====              ============            ======

Weighted Average Age (Months) is: 7

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                              CREDIT GRADE SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP

                    NUMBER OF          AGGREGATE PRINCIPAL     PERCENT OF
 CREDIT GRADE     MORTGAGE LOANS       BALANCE OUTSTANDING     LOAN GROUP
 ------------     --------------       -------------------     ----------
 AO                     324               $31,549,344            34.7%
 A-                     324                31,001,753            34.1
 B                      203                16,244,396            17.9
 B-                      53                 4,152,652             4.6
 C                       99                 6,382,921             7.0
 C-                      22                 1,672,142             1.8
                      -----              ------------           ------
 TOTAL:               1,025              $ 91,003,209           100.0%
                      =====              ============           ======


                               YEAR OF ORIGINATION

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP


                            NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
YEAR OF ORIGINATION       MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-------------------       --------------      -------------------     ----------
1999                               8            $    541,767            0.6%
2000                           1,010              89,705,163           98.6
2001                               7                 756,279            0.8
                               -----            ------------          ------
TOTAL:                         1,025            $ 91,003,209          100.0%
                               =====            ============          ======


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                          PREPAYMENT PENALTIES SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP

                              NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
 PREPAYMENT PENALTIES       MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
 --------------------       --------------   -------------------   ----------
 None                             117         $  8,451,649             9.3%
 12 Months                         23            3,026,577             3.3
 24 Months                         30            2,624,319             2.9
 36 Months                        474           36,335,983            39.9
 42 Months                         63            6,643,727             7.3
 48 Months                          2               93,434             0.1
 60 Months                        316           33,827,519            37.2
                                -----         ------------           ------
 TOTAL:                         1,025         $ 91,003,209           100.0%
                                =====         ============           ======


Weighted Average Prepayment Penalty Term (Months) is:   45



                                                   CREDIT SCORE SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP

                     NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
CREDIT SCORES      MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-------------      --------------      -------------------     ----------
Not Scored                 5             $    161,136             0.2%
501 to 550               167               13,674,664            15.0
551 to 600               286               22,597,236            24.8
601 to 650               317               29,624,919            32.6
651 to 700               157               15,038,945            16.5
701 to 750                71                7,759,694             8.5
751 to 798                22                2,146,615             2.4
                       -----             ------------           ------
TOTAL:                 1,025             $ 91,003,209           100.0%
                       =====             ============           ======


Credit Score Range is from: 501 to 798
Weighted Average (scored loans only) is: 618


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

JPMORGAN
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                   SERIES 2001-C1 - ADJUSTABLE RATE MORTGAGE
                                   LOAN GROUP

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance     $282,001,318
Aggregate Original Principal Balance        $283,165,196
Number of Mortgage Loans                           2,268

                                                 MINIMUM              MAXIMUM               AVERAGE (1)
                                                 -------              -------               -----------
Original Principal Balance                       $17,250             $500,000                  $124,852
Outstanding Principal Balance                    $17,201             $499,195                  $124,339

                                                 MINIMUM              MAXIMUM      WEIGHTED AVERAGE (2)
                                                 -------              -------      --------------------

Original Term (mos)                                  360                  360                       360
Stated Remaining Term (mos)                          333                  359                       352
Expected Remaining Term (mos)                        131                  359                       351
Loan Age (mos)                                         1                   27                         8

Current Interest Rate                             7.500%              13.125%                   10.232%
Initial Interest Rate Cap                         1.000%               3.000%                    2.794%
Periodic Rate Cap                                 1.000%               3.000%                    1.281%
Gross Margin                                      2.363%               9.250%                    6.154%
Maximum Mortgage Rate                            13.500%              20.125%                   16.633%
Minimum Mortgage Rate                             7.500%              13.125%                   10.232%

Months to Roll                                         3                   35                        22

Original Loan-to-Value                             8.20%               95.00%                    79.33%

Credit Score (3)                                    454                  792                       616


                                               EARLIEST               LATEST
                                               --------               ------

Origination Dates                               11/1998              01/2001
Maturity Dates                                  12/2028              02/2031


Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                             CURRENT MORTGAGE RATES

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                         NUMBER OF        AGGREGATE PRINCIPAL      PERCENT OF
 MORTGAGE RATES        MORTGAGE LOANS     BALANCE OUTSTANDING      LOAN GROUP
 --------------        --------------     -------------------      ----------
 7.500% to 7.999%             9            $   1,242,992             0.4%
 8.000% to 8.499%            28                5,164,248             1.8
 8.500% to 8.999%           125               18,892,969             6.7
 9.000% to 9.499%           209               31,545,341            11.2
 9.500% to 9.999%           477               65,688,850            23.3
 10.000% to 10.499%         362               44,774,210            15.9
 10.500% to 10.999%         466               55,898,952            19.8
 11.000% to 11.499%         274               28,744,172            10.2
 11.500% to 11.999%         210               20,362,627             7.2
 12.000% to 12.499%          83                7,682,375             2.7
 12.500% to 12.999%          20                1,704,693             0.6
 13.000% to 13.499%           5                  299,889             0.1
                          -----            -------------            ------
 TOTAL:                   2,268            $ 282,001,318            100.0%
                          =====            =============            ======


Mortgage Rates Range is from: 7.500% to 13.125%
Weighted Average is: 10.232%


                       REMAINING MONTHS TO STATED MATURITY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
REMAINING TERM (MONTHS)       MORTGAGE LOANS      BALANCE OUTSTANDING    LOAN GROUP
-----------------------       --------------      -------------------    ----------
325 to 336                             1            $      54,127          0.0%
337 to 348                           123               13,803,452          4.9
349 to 360                         2,144              268,143,739         95.1
                                   -----            -------------         -----
TOTAL:                             2,268            $ 282,001,318         100.0%
                                   =====            =============         ======


Remaining Term Range is from (Months): 333 to 359
Weighted Average is (Months): 352

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF ORIGINAL MORTGAGE     NUMBER OF       AGGREGATE PRINCIPAL    PERCENT OF
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP
--------------------------   --------------    -------------------    ----------
$100,000 or Less                  1,021          $  68,227,168          24.2%
$100,001 to $150,000                629             76,644,793          27.2
$150,001 to $200,000                304             52,025,611          18.4
$200,001 to $250,000                157             34,918,916          12.4
$250,001 to $300,000                 74             20,278,775           7.2
$300,001 to $350,000                 47             15,267,628           5.4
$350,001 to $400,000                 24              8,961,702           3.2
$400,001 to $450,000                  4              1,766,061           0.6
$450,001 to $500,000                  8              3,910,663           1.4
                                  -----          -------------         ------
TOTAL:                            2,268          $ 282,001,318         100.0%
                                  =====          =============         ======


Original Mortgage Loan Principal Balance Range is from: $17,250 to $500,000 Average is: $124,852



                              PRODUCT TYPE SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                         NUMBER OF        AGGREGATE PRINCIPAL       PERCENT OF
PRODUCT TYPE           MORTGAGE LOANS     BALANCE OUTSTANDING       LOAN GROUP
------------           --------------     -------------------       ----------
1 Year Treasury ARM           2              $     429,390             0.2%
2/28 LIBOR ARM            1,251                158,071,115            56.1
3/27 LIBOR ARM              757                 96,999,461            34.4
3/1 Treasury ARM            258                 26,501,353             9.4
                          -----              -------------           -----
TOTAL:                    2,268              $ 282,001,318           100.0%
                          =====              =============           =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                                   STATE DISTRIBUTIONS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
              SERIES 2001-C1 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                       NUMBER OF              AGGREGATE PRINCIPAL     PERCENT OF
  STATES             MORTGAGE LOANS           BALANCE OUTSTANDING     LOAN GROUP
  ------             --------------           -------------------     ----------
  Arizona                  131                  $ 14,568,610              5.2%
  Arkansas                   9                       489,158              0.2
  California               415                    80,024,127             28.4
  Colorado                 131                    18,411,257              6.5
  Connecticut                9                     1,612,216              0.6
  Delaware                   1                       118,484              0.0
  District of Columbia       3                       368,288              0.1
  Florida                   79                     8,044,028              2.9
  Georgia                   23                     3,017,697              1.1
  Hawaii                     3                       796,571              0.3
  Idaho                     20                     1,953,115              0.7
  Illinois                 113                    12,975,323              4.6
  Indiana                   43                     3,338,197              1.2
  Iowa                      26                     1,673,763              0.6
  Kansas                     3                       154,571              0.1
  Kentucky                  11                     1,117,695              0.4
  Louisiana                 12                     1,269,500              0.5
  Maine                      4                       320,433              0.1
  Maryland                  31                     4,122,424              1.5
  Massachusetts             18                     2,375,324              0.8
  Michigan                 129                    10,123,598              3.6
  Minnesota                152                    16,822,884              6.0
  Mississippi                4                       294,130              0.1
  Missouri                  36                     2,850,790              1.0
  Montana                   13                     1,352,644              0.5
  Nebraska                  21                     1,551,017              0.6
  Nevada                    39                     4,705,731              1.7
  New Hampshire              6                       631,966              0.2
  New Jersey                30                     3,938,223              1.4
  New Mexico                20                     2,010,454              0.7
  New York                  24                     3,930,391              1.4
  North Carolina            30                     3,314,058              1.2
  North Dakota               4                       247,333              0.1
  Ohio                      96                     8,505,780              3.0
  Oklahoma                   4                       383,124              0.1
  Oregon                   128                    15,863,756              5.6
  Pennsylvania              73                     5,337,651              1.9
  Rhode Island               2                       347,142              0.1
  South Carolina            18                     2,053,982              0.7
  South Dakota               4                       259,197              0.1
  Tennessee                 55                     6,281,892              2.2
  Texas                     79                     7,881,179              2.8
  Utah                      25                     2,611,257              0.9
  Vermont                    1                       106,953              0.0
  Virginia                  23                     2,588,634              0.9
  Washington               136                    18,697,173              6.6
  West Virginia              3                       247,587              0.1
  Wisconsin                 25                     2,019,724              0.7
  Wyoming                    3                       292,288              0.1
                         -----                 -------------            -----
  TOTAL:                 2,268                 $ 282,001,318            100.0%
                         =====                 =============            ======


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                              LOAN-TO-VALUE RATIOS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                  NUMBER OF             AGGREGATE PRINCIPAL     PERCENT OF
 RANGE OF LOAN-TO-VALUE RATIOS  MORTGAGE LOANS          BALANCE OUTSTANDING     LOAN GROUP
 -----------------------------  --------------          -------------------     ----------
 50.00% or Less                       57                 $   3,898,420             1.4%
 50.01% to 55.00%                     23                     1,976,955             0.7
 55.01% to 60.00%                     44                     5,068,527             1.8
 60.01% to 65.00%                     70                     7,451,131             2.6
 65.01% to 70.00%                    169                    17,758,519             6.3
 70.01% to 75.00%                    354                    43,402,927            15.4
 75.01% to 80.00%                    804                   106,807,577            37.9
 80.01% to 85.00%                    330                    40,422,382            14.3
 85.01% to 90.00%                    370                    49,482,331            17.5
 90.01% to 95.00%                     47                     5,732,548             2.0
                                   -----                 -------------           ------
 TOTAL:                            2,268                 $ 282,001,318           100.0%
                                   =====                 =============           ======


Loan-to-Value Ratios Range is from: 8.20% to 95.00%
Weighted Average is: 79.33%


                                  LOAN PURPOSE

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                               NUMBER OF              AGGREGATE PRINCIPAL       PERCENT OF
 LOAN PURPOSE                MORTGAGE LOANS           BALANCE OUTSTANDING       LOAN GROUP
 ------------                --------------           -------------------       ----------
 Purchase                         1,237                 $ 154,533,858            54.8%
 Refinance - Rate/Term              140                    16,138,986             5.7
 Refinance - Cashout                891                   111,328,474            39.5
                                  -----                 -------------            ------
 TOTAL:                           2,268                 $ 282,001,318            100.0%
                                  =====                 =============            ======


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                          TYPE OF MORTGAGED PROPERTIES

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                       NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
PROPERTY TYPE                        MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
-------------                        --------------     -------------------     ----------
Single Family Detached                   1,768            $ 213,479,280           75.7%
Two- to Four-family Dwelling Unit           89               12,110,730            4.3
Planned Unit Development                   246               39,042,188           13.8
Condominium                                116               12,696,628            4.5
Manufactured Housing                        49                4,672,492            1.7
                                         -----            -------------          -----
TOTAL:                                   2,268            $ 282,001,318          100.0%
                                         =====            =============          ======


                              DOCUMENTATION SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
DOCUMENTATION                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Full Documentation                         1,801                 $ 216,824,687               76.9%
24 Month Bank Statement                       52                     8,063,268                2.9
Reduced Documentation                         50                     7,590,710                2.7
Stated Income                                365                    49,522,652               17.6
                                           -----                 -------------              -----
TOTAL:                                     2,268                 $ 282,001,318              100.0%
                                           =====                 =============              =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                                 OCCUPANCY TYPES

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
OCCUPANCY                              MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Owner-occupied                                       2,138                 $ 269,857,794            95.7%
Second Home                                             18                     2,165,364             0.8
Investment                                             112                     9,978,159             3.5
                                                     -----                 -------------           ----
TOTAL:                                               2,268                 $ 282,001,318           100.0%
                                                     =====                 =============           =====


                            MORTGAGE LOAN AGE SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                              NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                  MORTGAGE LOANS        BALANCE OUTSTANDING        LOAN GROUP

1                                                         15                 $   2,144,634             0.8%
2                                                         59                     8,139,914             2.9
3                                                         40                     4,300,021             1.5
4                                                        205                    27,083,230             9.6
5                                                         61                     7,786,454             2.8
6                                                        224                    30,379,439            10.8
7                                                        340                    46,096,373            16.3
8                                                        462                    54,125,945            19.2
9                                                        429                    51,434,734            18.2
10                                                       204                    23,266,074             8.3
11                                                       105                    13,386,920             4.7
12                                                        64                     6,700,671             2.4
13                                                        31                     3,435,014             1.2
14                                                         9                     1,271,035             0.5
15                                                        13                     1,641,844             0.6
16                                                         2                       316,455             0.1
17                                                         1                       214,271             0.1
18                                                         1                       142,427             0.1
19                                                         1                        64,398             0.0
21                                                         1                        17,335             0.0
27                                                         1                        54,127             0.0
                                                       -----                 -------------            ----
TOTAL:                                                 2,268                 $ 282,001,318            100.0%
                                                       =====                 =============            =====


Weighted Average Age (Months) is: 8


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                              CREDIT GRADE SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
CREDIT GRADE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

AO                                            479                 $  67,604,869              24.0%
A-                                            773                   101,179,666              35.9
B                                             587                    70,067,864              24.8
B-                                            143                    15,177,346               5.4
C                                             209                    20,222,985               7.2
C-                                             77                     7,748,587               2.7
                                            -----                 -------------             -----
TOTAL:                                      2,268                 $ 282,001,318             100.0%
                                            =====                 =============             =====


                               YEAR OF ORIGINATION

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
YEAR OF ORIGINATION                    MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

1998                                           1                 $      54,127                  0.0%
1999                                          28                     3,667,766                  1.3
2000                                       2,226                   276,393,443                 98.0
2001                                          13                     1,885,981                  0.7
                                           -----                 -------------                 ----
TOTAL:                                     2,268                 $ 282,001,318                 100.0%
                                           =====                 =============                 =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                             MAXIMUM MORTGAGE RATES

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES        MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

13.500% to 13.999%                                       7                  $     864,984             0.3%
14.000% to 14.499%                                      15                      2,075,128             0.7
14.500% to 14.999%                                      77                     12,414,079             4.4
15.000% to 15.499%                                     119                     17,875,331             6.3
15.500% to 15.999%                                     264                     35,242,832            12.5
16.000% to 16.499%                                     336                     46,103,267            16.3
16.500% to 16.999%                                     546                     70,623,895            25.0
17.000% to 17.499%                                     362                     40,698,118            14.4
17.500% to 17.999%                                     324                     35,337,259            12.5
18.000% to 18.499%                                     138                     13,706,313             4.9
18.500% to 18.999%                                      59                      5,426,715             1.9
19.000% to 19.499%                                      15                      1,330,361             0.5
19.500% to 19.999%                                       5                        264,082             0.1
20.000% to 20.499%                                       1                         38,953             0.0
                                                     ------                 -------------           -----
TOTAL:                                                2,268                 $ 282,001,318           100.0%
                                                     ======                 =============           =====


Maximum Mortgage Rate Range is from: 13.500% to 20.125%
Weighted Average is: 16.633%


                          PREPAYMENT PENALTIES SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PREPAYMENT PENALTIES                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

None                                                   157                 $  21,878,717             7.8%
12 Months                                               53                     9,416,624             3.3
24 Months                                              789                   104,501,699            37.1
36 Months                                            1,000                   114,086,717            40.5
42 Months                                                3                       301,196             0.1
48 Months                                                2                       296,601             0.1
60 Months                                              264                    31,519,764            11.2
                                                     -----                 -------------           -----
TOTAL:                                               2,268                 $ 282,001,318           100.0%
                                                     =====                 =============           =====


Weighted Average Prepayment Penalty Term (Months) is:   33


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                              NEXT ADJUSTMENT DATE

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
NEXT ADJUSTMENT DATE                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Jun 2001                                                 3                 $    128,288             0.0%
Jul 2001                                                 1                      372,565             0.1
Sep 2001                                                 1                      142,427             0.1
Dec 2001                                                 6                      759,979             0.3
Jan 2002                                                 5                      835,543             0.3
Feb 2002                                                17                    1,777,354             0.6
Mar 2002                                                39                    4,141,474             1.5
Apr 2002                                                68                    9,337,605             3.3
May 2002                                               154                   17,786,356             6.3
Jun 2002                                               273                   33,636,945            11.9
Jul 2002                                               303                   35,786,357            12.7
Aug 2002                                               166                   22,469,297             8.0
Sep 2002                                                87                   13,083,177             4.6
Oct 2002                                                22                    3,577,619             1.3
Nov 2002                                               105                   14,571,744             5.2
Dec 2002                                                14                    1,570,762             0.6
Jan 2003                                                 4                      435,492             0.2
Feb 2003                                                14                    1,657,660             0.6
Mar 2003                                                30                    2,934,970             1.0
Apr 2003                                                40                    4,292,784             1.5
May 2003                                                46                    5,262,119             1.9
Jun 2003                                               157                   17,858,620             6.3
Jul 2003                                               153                   17,571,226             6.2
Aug 2003                                               174                   23,567,974             8.4
Sep 2003                                               137                   17,296,261             6.1
Oct 2003                                                40                    4,423,106             1.6
Nov 2003                                               102                   12,827,941             4.5
Dec 2003                                                33                    3,611,123             1.3
Jan 2004                                                60                    8,271,127             2.9
Feb 2004                                                14                    2,013,422             0.7
                                                     -----                 ------------           -----
TOTAL:                                               2,268                 $282,001,318           100.0%
                                                     =====                 ============           =====



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                              CREDIT SCORE SUMMARY

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                         NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
CREDIT SCORES                          MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP

Not Scored                                              15                 $     987,917             0.4%
454 to 500                                               6                       749,580             0.3
501 to 550                                             283                    32,244,091            11.4
551 to 600                                             709                    81,176,925            28.8
601 to 650                                             772                   100,279,633            35.6
651 to 700                                             328                    44,612,923            15.8
701 to 750                                             129                    17,901,657             6.3
751 to 792                                              26                     4,048,592             1.4
                                                     -----                 -------------           -----
TOTAL:                                               2,268                 $ 282,001,318           100.0%
                                                     =====                 =============           =====


Credit Score Range is from: 454 to 792
Weighted Average (scored loans only) is: 616


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                         FIXED RATE MORTGAGE LOAN GROUP

                                                                                      ORIGINAL
                                                                                    AMORTIZATION
                                                                ORIGINAL TERM            TERM            REMAINING TERM
CURRENT BALANCE      MORTGAGE RATE       NET MORTGAGE RATE       (IN MONTHS)         (IN MONTHS)           (IN MONTHS)
---------------      -------------       -----------------       -----------         -----------           -----------
 $23,668,074.17         10.898%               9.908%                 180                 360                   172
  $7,808,098.22         10.523%               9.596%                 179                 179                   172
  $4,706,709.50         10.346%               9.277%                 240                 240                   235
 $54,820,326.99         10.435%               9.419%                 360                 360                   353


                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

 CHASE FUNDING LOAN ACQUISITION TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-C1
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP



                             NET     ORIGINAL   REMAINING
    CURRENT     MORTGAGE  MORTGAGE     TERM       TERM        GROSS INITIAL RATE
    BALANCE       RATE      RATE    (IN MONTHS) (IN  MONTHS)  MARGIN  CHANGE CAP
    -------       ----      ----    -----------  -----------  ------  ----------


  $7,581,646.18  9.924%    8.915%      360          347       6.389%    2.986%
$155,057,548.62  10.303%   9.259%      360          352       6.111%    2.822%
 $92,431,380.53  10.037%   9.028%      360          354       6.189%    2.679%
  $2,137,242.41  10.605%   9.689%      360          347       6.557%    2.799%
 $24,793,499.92  10.583%   9.611%      360          352       6.188%    2.994%


                                        NUMBER OF
                                       MONTHS UNTIL
                               RATE     NEXT RATE
PERIODIC  MAXIMUM   MINIMUM   CHANGE    ADJUSTMENT
  CAP      RATE      RATE    FREQUENCY     DATE        INDEX
 ----    ---------  -------  --------     -----        -----


 1.275%   16.438%   9.903%       6          11      6 Mo. LIBOR
 1.159%   16.667%   10.303%      6          16      6 Mo. LIBOR
 1.279%   16.606%   10.037%      6          30      6 Mo. LIBOR
 2.000%   16.605%   10.605%     12          18       1 Yr. CMT
 1.989%   16.583%   10.583%     12          28       1 Yr. CMT



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

          GROUP II CERTIFICATES AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

PAYMENT DATE          AVAILABLE FUNDS CAP (1) (2)           PAYMENT DATE      AVAILABLE FUNDS CAP (1) (2)
------------          ---------------------------           ------------      ---------------------------
      4/25/01                            9.349                  11/25/04                        10.281
      5/25/01                            9.352                  12/25/04                        10.281
      6/25/01                            9.356                   1/25/05                        10.281
      7/25/01                            9.360                   2/25/05                        10.281
      8/25/01                            9.365                   3/25/05                        10.281
      9/25/01                            9.369                   4/25/05                        10.281
     10/25/01                            9.373                   5/25/05                        10.281
     11/25/01                            9.378                   6/25/05                        10.281
     12/25/01                            9.383                   7/25/05                        10.281
      1/25/02                            9.387                   8/25/05                        10.281
      2/25/02                            9.392                   9/25/05                        10.281
      3/25/02                            9.434                  10/25/05                        10.281
      4/25/02                            9.440                  11/25/05                        10.281
      5/25/02                            9.445                  12/25/05                        10.281
      6/25/02                            9.451                   1/25/06                        10.281
      7/25/02                            9.456                   2/25/06                        10.281
      8/25/02                            9.853                   3/25/06                        10.281
      9/25/02                            9.859                   4/25/06                        10.281
     10/25/02                            9.869                   5/25/06                        10.281
     11/25/02                            9.875                   6/25/06                        10.281
     12/25/02                            9.882                   7/25/06                        10.281
      1/25/03                            9.889                   8/25/06                        10.281
      2/25/03                            9.896                   9/25/06                        10.281
      3/25/03                            9.904                  10/25/06                        10.281
      4/25/03                            9.911                  11/25/06                        10.282
      5/25/03                            9.919                  12/25/06                        10.290
      6/25/03                            9.928                   1/25/07                        10.299
      7/25/03                            9.936                   2/25/07                        10.309
      8/25/03                            9.948                   3/25/07                        10.318
      9/25/03                            9.957                   4/25/07                        10.328
     10/25/03                           10.317                   5/25/07                        10.338
     11/25/03                           10.327                   6/25/07                        10.348
     12/25/03                           10.337                   7/25/07                        10.359
      1/25/04                           10.347                   8/25/07                        10.370
      2/25/04                           10.358                   9/25/07                        10.382
      3/25/04                           10.369                  10/25/07                        10.393
      4/25/04                           10.380                  11/25/07                        10.405
      5/25/04                           10.281                  12/25/07                        10.418
      6/25/04                           10.281                   1/25/08                        10.430
      7/25/04                           10.281                   2/25/08                        10.444
      8/25/04                           10.281                   3/25/08                        10.457
      9/25/04                           10.281                   4/25/08                        10.471
     10/25/04                           10.281                   5/25/08                        10.486


(1) Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance)
(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IA-1

                                PREPAYMENT SPEED

      PRICE         0%         80%       100%       150%       200%
                                    (PRICING SPEED)


     99-26.50     14.035     26.934     30.496     39.810     49.643
        99-27     13.850     25.575     28.813     37.279     46.217
     99-27.50     13.665     24.216     27.130     34.748     42.792
        99-28     13.480     22.858     25.447     32.219     39.367
     99-28.50     13.295     21.499     23.765     29.689     35.943
        99-29     13.109     20.141     22.083     27.160     32.521

     99-29.50     12.924     18.784     20.402     24.632     29.098
        99-30     12.739     17.426     18.720     22.105     25.677
     99-30.50     12.555     16.069     17.040     19.578     22.257
        99-31     12.370     14.713     15.359     17.051     18.837
     99-31.50     12.185     13.356     13.680     14.525     15.418
       100- 0     12.000     12.000     12.000     12.000     12.000

    100-00.50     11.815     10.644     10.321      9.475      8.583
       100- 1     11.631      9.289      8.642      6.951      5.166
    100-01.50     11.446      7.933      6.964      4.428      1.750
       100- 2     11.261      6.579      5.286      1.905     -1.664
    100-02.50     11.077      5.224      3.608     -0.618     -5.079
       100- 3     10.892      3.870      1.931     -3.140     -8.492

    100-03.50     10.707      2.516      0.254     -5.661    -11.904
       100- 4     10.523      1.162     -1.423     -8.182    -15.316
    100-04.50     10.339     -0.191     -3.099    -10.702    -18.727
       100- 5     10.154     -1.545     -4.775    -13.221    -22.137
    100-05.50      9.970     -2.897     -6.450    -15.740    -25.547

  AVG LIFE         11.53       1.18       0.95       0.62       0.46
  FIRST PAY         4/01       4/01       4/01       4/01       4/01
  LAST PAY          7/15       9/03       3/03       6/02       2/02



 Original Balance: $32,750,000


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IA-2

                                PREPAYMENT SPEED

      PRICE        0%         80%       100%       150%      200%
                                   (PRICING SPEED)

      99-10      5.932      5.992      6.013      6.072      6.135
      99-12      5.926      5.974      5.990      6.037      6.087
      99-14      5.921      5.955      5.968      6.002      6.039
      99-16      5.915      5.937      5.945      5.967      5.991
      99-18      5.910      5.919      5.923      5.932      5.943
      99-20      5.904      5.901      5.900      5.898      5.895

      99-22      5.899      5.883      5.878      5.863      5.847
      99-24      5.893      5.865      5.855      5.828      5.799
      99-26      5.888      5.847      5.833      5.793      5.751
      99-28      5.882      5.829      5.811      5.759      5.703
      99-30      5.877      5.811      5.788      5.724      5.655
    *100- 0      5.871      5.793      5.766      5.689      5.608

     100- 2      5.866      5.775      5.743      5.655      5.560
     100- 4      5.860      5.758      5.721      5.620      5.512
     100- 6      5.855      5.740      5.699      5.586      5.465
     100- 8      5.849      5.722      5.676      5.551      5.417
     100-10      5.844      5.704      5.654      5.517      5.370
     100-12      5.838      5.686      5.632      5.482      5.322

     100-14      5.833      5.668      5.610      5.448      5.275
     100-16      5.827      5.650      5.587      5.414      5.228
     100-18      5.822      5.633      5.565      5.379      5.180
     100-20      5.816      5.615      5.543      5.345      5.133
     100-22      5.811      5.597      5.521      5.311      5.086

AVG LIFE         19.68       4.02       3.14       1.96       1.40
DURATION         11.32       3.47       2.78       1.80       1.30
FIRST PAY         7/15       9/03       3/03       6/02       2/02
LAST PAY          1/26       6/07       1/06      12/03       3/03


  Original Balance: $24,500,000
  Assumed Coupon: 5.834%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IA-3

                                PREPAYMENT SPEED

    PRICE          0%        80%       100%        150%       200%
                                  (PRICING SPEED)

   98-30.50      6.999      7.033      7.052      7.109      7.188
   99-02.50      6.989      7.015      7.030      7.075      7.137
   99-06.50      6.978      6.998      7.008      7.041      7.086
   99-10.50      6.968      6.980      6.987      7.007      7.036
   99-14.50      6.957      6.962      6.965      6.974      6.986
   99-18.50      6.947      6.945      6.943      6.940      6.935

   99-22.50      6.936      6.927      6.922      6.907      6.885
   99-26.50      6.926      6.909      6.900      6.873      6.835
   99-30.50      6.915      6.892      6.879      6.840      6.785
  100-02.50      6.905      6.874      6.858      6.806      6.735
  100-06.50      6.895      6.857      6.836      6.773      6.685
 *100-10.50      6.884      6.839      6.815      6.740      6.636

  100-14.50      6.874      6.822      6.794      6.707      6.586
  100-18.50      6.864      6.804      6.772      6.673      6.536
  100-22.50      6.853      6.787      6.751      6.640      6.487
  100-26.50      6.843      6.769      6.730      6.607      6.437
  100-30.50      6.833      6.752      6.709      6.574      6.388
  101-02.50      6.822      6.735      6.688      6.541      6.339

  101-06.50      6.812      6.717      6.666      6.508      6.290
  101-10.50      6.802      6.700      6.645      6.476      6.240
  101-14.50      6.792      6.683      6.624      6.443      6.191
  101-18.50      6.782      6.666      6.603      6.410      6.142
  101-22.50      6.772      6.649      6.582      6.377      6.094

AVG LIFE         26.97      10.26       7.82       4.51       2.84
DURATION         11.98       7.09       5.81       3.73       2.49
FIRST PAY         1/26       6/07       1/06      12/03       3/03
LAST PAY          1/29       4/13      12/10       7/07       9/05


  Original Balance: $18,917,000
  Assumed Coupon: 6.851%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IA-4

                                PREPAYMENT SPEED

      PRICE        0%        80%        100%       150%       200%
                                   (PRICING SPEED)

      99-10      6.525      6.537      6.539      6.546      6.559
      99-12      6.516      6.525      6.527      6.533      6.542
      99-14      6.508      6.514      6.515      6.519      6.526
      99-16      6.499      6.502      6.503      6.505      6.509
      99-18      6.490      6.491      6.491      6.491      6.492
      99-20      6.482      6.479      6.479      6.478      6.475

      99-22      6.473      6.468      6.467      6.464      6.458
      99-24      6.465      6.457      6.455      6.450      6.441
      99-26      6.456      6.445      6.444      6.436      6.425
      99-28      6.448      6.434      6.432      6.423      6.408
      99-30      6.439      6.422      6.420      6.409      6.391
    *100- 0      6.430      6.411      6.408      6.395      6.374

     100- 2      6.422      6.399      6.396      6.382      6.358
     100- 4      6.413      6.388      6.384      6.368      6.341
     100- 6      6.405      6.377      6.373      6.354      6.324
     100- 8      6.396      6.365      6.361      6.341      6.307
     100-10      6.388      6.354      6.349      6.327      6.291
     100-12      6.379      6.342      6.337      6.314      6.274

     100-14      6.371      6.331      6.326      6.300      6.257
     100-16      6.362      6.320      6.314      6.286      6.241
     100-18      6.354      6.308      6.302      6.273      6.224
     100-20      6.345      6.297      6.290      6.259      6.207
     100-22      6.337      6.286      6.279      6.246      6.191

AVG LIFE         10.25       7.04       6.74       5.59       4.38
DURATION          7.26       5.45       5.26       4.55       3.71
FIRST PAY         4/04       4/04       4/04       6/04       9/04
LAST PAY          7/13      10/10       9/10       7/07       9/05



  Original Balance: $8,463,000
  Assumed Coupon: 6.403%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IM-1

                                PREPAYMENT SPEED

     PRICE         0%        80%       100%        150%       200%
                                  (PRICING SPEED)

   98-20.50      7.307      7.382      7.410      7.474      7.511
   98-24.50      7.296      7.360      7.384      7.439      7.471
   98-28.50      7.284      7.338      7.358      7.404      7.431
   99-00.50      7.273      7.316      7.332      7.369      7.390
   99-04.50      7.261      7.294      7.306      7.334      7.350
   99-08.50      7.250      7.272      7.280      7.299      7.310

   99-12.50      7.239      7.250      7.254      7.264      7.270
   99-16.50      7.227      7.228      7.228      7.229      7.229
   99-20.50      7.216      7.206      7.203      7.194      7.189
   99-24.50      7.205      7.185      7.177      7.160      7.149
   99-28.50      7.193      7.163      7.151      7.125      7.110
 *100-00.50      7.182      7.141      7.126      7.091      7.070

  100-04.50      7.171      7.120      7.100      7.056      7.030
  100-08.50      7.160      7.098      7.075      7.022      6.990
  100-12.50      7.148      7.077      7.049      6.987      6.951
  100-16.50      7.137      7.055      7.024      6.953      6.911
  100-20.50      7.126      7.034      6.999      6.919      6.871
  100-24.50      7.115      7.012      6.973      6.884      6.832

  100-28.50      7.104      6.991      6.948      6.850      6.793
  101-00.50      7.093      6.969      6.923      6.816      6.753
  101-04.50      7.082      6.948      6.898      6.782      6.714
  101-08.50      7.071      6.927      6.872      6.748      6.675
  101-12.50      7.060      6.905      6.847      6.714      6.635

AVG LIFE         23.75       7.98       6.40       4.37       3.67
DURATION         11.04       5.74       4.86       3.60       3.12
FIRST PAY        12/16       1/05       4/04       5/04       6/04
LAST PAY          1/29       4/13      12/10       7/07       9/05



  Original Balance: $3,185,000
  Assumed Coupon: 7.120%



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IM-2

                                PREPAYMENT SPEED

      PRICE        0%        80%       100%        150%       200%
                                   (PRICING SPEED)

      98-20      7.617      7.695      7.724      7.793      7.838
      98-24      7.606      7.672      7.697      7.756      7.795
      98-28      7.594      7.649      7.670      7.719      7.751
      99- 0      7.582      7.626      7.643      7.682      7.708
      99- 4      7.570      7.604      7.616      7.646      7.665
      99- 8      7.559      7.581      7.589      7.609      7.622

      99-12      7.547      7.558      7.563      7.573      7.579
      99-16      7.535      7.536      7.536      7.536      7.536
      99-20      7.523      7.513      7.509      7.500      7.494
      99-24      7.512      7.490      7.482      7.463      7.451
      99-28      7.500      7.468      7.456      7.427      7.408
    *100- 0      7.489      7.445      7.429      7.391      7.366

     100- 4      7.477      7.423      7.402      7.355      7.323
     100- 8      7.465      7.400      7.376      7.319      7.281
     100-12      7.454      7.378      7.350      7.283      7.238
     100-16      7.442      7.356      7.323      7.247      7.196
     100-20      7.431      7.333      7.297      7.211      7.154
     100-24      7.419      7.311      7.270      7.175      7.111

     100-28      7.408      7.289      7.244      7.139      7.069
     101- 0      7.397      7.267      7.218      7.103      7.027
     101- 4      7.385      7.245      7.192      7.067      6.985
     101- 8      7.374      7.223      7.165      7.032      6.943
     101-12      7.362      7.200      7.139      6.996      6.901

AVG LIFE         23.56       7.67       6.14       4.16       3.42
DURATION         10.72       5.53       4.68       3.43       2.92
FIRST PAY        12/16       1/05       4/04       4/04       4/04
LAST PAY          1/29       4/13      12/10       7/07       9/05



  Original Balance:  $2,275,000
  Assumed Coupon: 7.419%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IIA-1

                                PREPAYMENT SPEED

     PRICE        0%         80%       100%       150%       200%
                                   (PRICING SPEED)


      99-21     26.813     35.594     38.443     47.229     58.945
      99-22     26.556     34.537     37.126     45.111     55.760
      99-23     26.300     33.481     35.810     42.995     52.576
      99-24     26.044     32.425     34.495     40.879     49.394
      99-25     25.788     31.370     33.181     38.765     46.214
      99-26     25.532     30.315     31.867     36.653     43.036

      99-27     25.277     29.261     30.554     34.541     39.859
      99-28     25.021     28.208     29.242     32.430     36.684
      99-29     24.766     27.155     27.930     30.321     33.510
      99-30     24.510     26.103     26.619     28.213     30.338
      99-31     24.255     25.051     25.309     26.106     27.168
     100- 0     24.000     24.000     24.000     24.000     24.000

     100- 1     23.745     22.950     22.691     21.895     20.833
     100- 2     23.490     21.900     21.384     19.792     17.668
     100- 3     23.235     20.850     20.076     17.690     14.505
     100- 4     22.981     19.802     18.770     15.588     11.343
     100- 5     22.726     18.754     17.464     13.488      8.183
     100- 6     22.472     17.706     16.160     11.390      5.025

     100- 7     22.218     16.659     14.855      9.292      1.868
     100- 8     21.963     15.613     13.552      7.196     -1.287
     100- 9     21.709     14.567     12.249      5.100     -4.440
     100-10     21.455     13.522     10.947      3.006     -7.591
     100-11     21.202     12.478      9.646      0.913    -10.741

AVG LIFE         20.93       3.40       2.65       1.57       1.02
FIRST PAY         4/01       4/01       4/01       4/01       4/01
LAST PAY          9/29       5/10       5/08       8/05       3/04



 Original Balance: $258,030,000


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IIM-1

                                PREPAYMENT SPEED

       PRICE       0%         80%       100%        150%       200%
                                   (PRICING SPEED)

       99-10     58.970     67.686     70.388     74.268     78.789
       99-12     58.516     66.437     68.892     72.419     76.527
       99-14     58.063     65.189     67.398     70.571     74.268
       99-16     57.610     63.941     65.905     68.725     72.010
       99-18     57.157     62.695     64.413     66.880     69.753
       99-20     56.705     61.450     62.922     65.036     67.498

       99-22     56.253     60.206     61.432     63.194     65.245
       99-24     55.801     58.963     59.943     61.352     62.993
       99-26     55.350     57.721     58.456     59.512     60.742
       99-28     54.900     56.479     56.969     57.674     58.493
       99-30     54.450     55.239     55.484     55.836     56.246
      100- 0     54.000     54.000     54.000     54.000     54.000

      100- 2     53.551     52.762     52.517     52.165     51.756
      100- 4     53.102     51.524     51.035     50.331     49.513
      100- 6     52.653     50.288     49.554     48.499     47.272
      100- 8     52.205     49.053     48.075     46.668     45.032
      100-10     51.757     47.818     46.596     44.838     42.793
      100-12     51.310     46.585     45.119     43.009     40.557

      100-14     50.863     45.352     43.642     41.182     38.321
      100-16     50.417     44.121     42.167     39.356     36.088
      100-18     49.971     42.890     40.693     37.531     33.855
      100-20     49.525     41.661     39.220     35.707     31.625
      100-22     49.080     40.432     37.748     33.885     29.395

 AVG LIFE         26.64       5.99       4.81       3.73       2.99
 FIRST PAY         8/24       4/04       5/04       7/04       3/04
 LAST PAY         9/29        5/10       5/08       8/05       3/04



  Original Balance: $10,575,000


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IIM-2

                                PREPAYMENT SPEED

      PRICE       0%         80%       100%      150%        200%
                                 (PRICING SPEED)

      98-31    100.779    113.996    118.208    125.348    130.473
      99- 2    100.067    112.076    115.903    122.392    127.049
      99- 5     99.355    110.158    113.601    119.439    123.628
      99- 8     98.645    108.242    111.302    116.489    120.211
      99-11     97.936    106.329    109.005    113.542    116.798
      99-14     97.228    104.418    106.711    110.598    113.388

      99-17     96.521    102.509    104.419    107.657    109.981
      99-20     95.815    100.603    102.130    104.720    106.578
      99-23     95.109     98.699     99.844    101.785    103.178
      99-26     94.405     96.797     97.560     98.854     99.782
      99-29     93.702     94.897     95.279     95.925     96.389
     100- 0     93.000     93.000     93.000     93.000     93.000

     100- 3     92.299     91.105     90.724     90.078     89.614
     100- 6     91.599     89.212     88.451     87.158     86.232
     100- 9     90.899     87.321     86.180     84.242     82.853
     100-12     90.201     85.433     83.912     81.329     79.478
     100-15     89.504     83.547     81.646     78.419     76.105
     100-18     88.808     81.663     79.383     75.512     72.737

     100-21     88.112     79.781     77.122     72.607     69.372
     100-24     87.418     77.901     74.864     69.706     66.010
     100-27     86.725     76.024     72.609     66.808     62.651
     100-30     86.032     74.149     70.356     63.913     59.296
     101- 1     85.341     72.276     68.106     61.021     55.945

AVG LIFE         26.62       5.93       4.74       3.52       2.99
FIRST PAY         8/24       4/04       4/04       5/04       3/04
LAST PAY         9/29        5/10       5/08       8/05       3/04


  Original Balance: $9,165,000

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                   CLASS IA-3

                                PREPAYMENT SPEED

   PRICE           0%        80%        100%       150%      200%
                                   (PRICING SPEED)

   98-30.50      7.001      7.060      7.087      7.139      7.189
   99-02.50      6.990      7.044      7.067      7.109      7.138
   99-06.50      6.980      7.027      7.048      7.078      7.088
   99-10.50      6.969      7.011      7.028      7.047      7.038
   99-14.50      6.959      6.994      7.008      7.016      6.987
   99-18.50      6.949      6.977      6.989      6.986      6.937

   99-22.50      6.938      6.961      6.969      6.955      6.887
   99-26.50      6.928      6.944      6.949      6.925      6.838
   99-30.50      6.917      6.928      6.930      6.894      6.788
  100-02.50      6.907      6.912      6.910      6.864      6.738
  100-06.50      6.897      6.895      6.891      6.834      6.688
 *100-10.50      6.886      6.879      6.871      6.803      6.639

  100-14.50      6.876      6.863      6.852      6.773      6.589
  100-18.50      6.866      6.846      6.833      6.743      6.540
  100-22.50      6.856      6.830      6.813      6.713      6.491
  100-26.50      6.845      6.814      6.794      6.683      6.441
  100-30.50      6.835      6.797      6.775      6.653      6.392
  101-02.50      6.825      6.781      6.755      6.623      6.343

  101-06.50      6.815      6.765      6.736      6.593      6.294
  101-10.50      6.805      6.749      6.717      6.563      6.245
  101-14.50      6.795      6.733      6.698      6.533      6.196
  101-18.50      6.784      6.717      6.679      6.503      6.147
  101-22.50      6.774      6.701      6.660      6.474      6.099

AVG LIFE         27.31      11.60       9.12       5.17       2.86
DURATION         12.03       7.58       6.38       4.10       2.50
FIRST PAY         1/26       6/07       1/06      12/03       3/03
LAST PAY          8/30       8/24      12/20       4/15       3/06


  Original Balance: $18,917,000
  Assumed Coupon: 6.851%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                   CLASS IA-4

                                PREPAYMENT SPEED

       PRICE        0%        80%        100%      150%        200%
                                    (PRICING SPEED)

       99-10      6.525      6.537      6.539      6.542      6.544
       99-12      6.516      6.525      6.527      6.529      6.531
       99-14      6.508      6.514      6.515      6.516      6.518
       99-16      6.499      6.502      6.503      6.504      6.504
       99-18      6.490      6.491      6.491      6.491      6.491
       99-20      6.482      6.479      6.479      6.479      6.478

       99-22      6.473      6.468      6.467      6.466      6.465
       99-24      6.465      6.457      6.455      6.453      6.452
       99-26      6.456      6.445      6.444      6.441      6.438
       99-28      6.448      6.434      6.432      6.428      6.425
       99-30      6.439      6.422      6.420      6.416      6.412
     *100- 0      6.430      6.411      6.408      6.403      6.399

      100- 2      6.422      6.399      6.396      6.391      6.386
      100- 4      6.413      6.388      6.384      6.378      6.373
      100- 6      6.405      6.377      6.373      6.366      6.359
      100- 8      6.396      6.365      6.361      6.353      6.346
      100-10      6.388      6.354      6.349      6.341      6.333
      100-12      6.379      6.342      6.337      6.328      6.320

      100-14      6.371      6.331      6.326      6.316      6.307
      100-16      6.362      6.320      6.314      6.303      6.294
      100-18      6.354      6.308      6.302      6.291      6.281
      100-20      6.345      6.297      6.290      6.278      6.268
      100-22      6.337      6.286      6.279      6.266      6.255

 AVG LIFE         10.25       7.04       6.74       6.27       5.90
 DURATION          7.26       5.45       5.26       4.97       4.73
 FIRST PAY         4/04       4/04       4/04       6/04       9/04
 LAST PAY          7/13      10/10       9/10       8/10       4/11


   Original Balance: $8,463,000
   Assumed Coupon: 6.403%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                   CLASS IM-1

                                PREPAYMENT SPEED

    PRICE          0%         80%       100%       150%       200%
                                  (PRICING SPEED)

   98-20.50      7.307      7.378      7.403      7.464      7.500
   98-24.50      7.296      7.356      7.378      7.430      7.461
   98-28.50      7.284      7.335      7.353      7.396      7.423
   99-00.50      7.273      7.313      7.328      7.363      7.384
   99-04.50      7.261      7.292      7.303      7.329      7.345
   99-08.50      7.250      7.271      7.278      7.296      7.306

   99-12.50      7.239      7.249      7.253      7.262      7.268
   99-16.50      7.227      7.228      7.228      7.229      7.229
   99-20.50      7.216      7.207      7.204      7.196      7.191
   99-24.50      7.205      7.186      7.179      7.162      7.153
   99-28.50      7.193      7.164      7.154      7.129      7.114
 *100-00.50      7.182      7.143      7.129      7.096      7.076

  100-04.50      7.171      7.122      7.105      7.063      7.038
  100-08.50      7.160      7.101      7.080      7.030      7.000
  100-12.50      7.149      7.080      7.056      6.997      6.962
  100-16.50      7.137      7.059      7.031      6.964      6.923
  100-20.50      7.126      7.038      7.007      6.932      6.886
  100-24.50      7.115      7.017      6.982      6.899      6.848

  100-28.50      7.104      6.996      6.958      6.866      6.810
  101-00.50      7.093      6.976      6.934      6.833      6.772
  101-04.50      7.082      6.955      6.909      6.801      6.734
  101-08.50      7.071      6.934      6.885      6.768      6.697
  101-12.50      7.060      6.913      6.861      6.736      6.659

AVG LIFE         23.87       8.35       6.80       4.64       3.86
DURATION         11.05       5.89       5.04       3.76       3.25
FIRST PAY        12/16       1/05       4/04       5/04       6/04
LAST PAY          2/30       7/16      12/14       4/10       8/07


  Original Balance:  $3,185,000
  Assumed Coupon: 7.120%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                   CLASS IM-2

                                PREPAYMENT SPEED

      PRICE        0%        80%        100%      150%        200%
                                  (PRICING SPEED)

      98-20      7.617      7.694      7.723      7.791      7.836
      98-24      7.606      7.671      7.696      7.755      7.793
      98-28      7.594      7.649      7.669      7.718      7.750
      99- 0      7.582      7.626      7.643      7.681      7.707
      99- 4      7.570      7.603      7.616      7.645      7.664
      99- 8      7.559      7.581      7.589      7.609      7.622

      99-12      7.547      7.558      7.562      7.572      7.579
      99-16      7.535      7.536      7.536      7.536      7.536
      99-20      7.523      7.513      7.509      7.500      7.494
      99-24      7.512      7.491      7.483      7.464      7.451
      99-28      7.500      7.468      7.456      7.428      7.409
    *100- 0      7.489      7.446      7.430      7.392      7.367

     100- 4      7.477      7.423      7.403      7.356      7.324
     100- 8      7.465      7.401      7.377      7.320      7.282
     100-12      7.454      7.379      7.350      7.284      7.240
     100-16      7.442      7.357      7.324      7.248      7.198
     100-20      7.431      7.334      7.298      7.212      7.156
     100-24      7.419      7.312      7.272      7.177      7.114

     100-28      7.408      7.290      7.246      7.141      7.072
     101- 0      7.397      7.268      7.219      7.106      7.030
     101- 4      7.385      7.246      7.193      7.070      6.988
     101- 8      7.374      7.224      7.167      7.035      6.947
     101-12      7.362      7.202      7.141      6.999      6.905

AVG LIFE         23.58       7.73       6.19       4.20       3.45
DURATION         10.72       5.55       4.70       3.45       2.94
FIRST PAY        12/16       1/05       4/04       4/04       4/04
LAST PAY          7/29      11/14       4/12       6/08       5/06


  Original Balance:  $2,275,000
  Assumed Coupon: 7.419%


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                   CLASS IIA-1

                                PREPAYMENT SPEED

      PRICE       0%         80%       100%       150%       200%
                                   (PRICING SPEED)

      99-21     26.828     36.246     39.013     47.283     58.655
      99-22     26.572     35.245     37.775     45.316     55.554
      99-23     26.316     34.245     36.538     43.350     52.455
      99-24     26.060     33.245     35.302     41.386     49.357
      99-25     25.804     32.246     34.067     39.423     46.262
      99-26     25.549     31.248     32.832     37.460     43.168

      99-27     25.293     30.250     31.598     35.500     40.076
      99-28     25.038     29.253     30.365     33.540     36.986
      99-29     24.783     28.256     29.133     31.582     33.898
      99-30     24.527     27.260     27.901     29.625     30.811
      99-31     24.272     26.265     26.671     27.669     27.726
     100- 0     24.018     25.270     25.441     25.715     24.643

     100- 1     23.763     24.276     24.211     23.761     21.562
     100- 2     23.508     23.283     22.983     21.809     18.483
     100- 3     23.253     22.290     21.755     19.859     15.405
     100- 4     22.999     21.298     20.529     17.909     12.329
     100- 5     22.745     20.306     19.303     15.961      9.255
     100- 6     22.490     19.315     18.077     14.014      6.183

     100- 7     22.236     18.325     16.853     12.068      3.113
     100- 8     21.982     17.335     15.629     10.124      0.044
     100- 9     21.729     16.346     14.406      8.181     -3.023
     100-10     21.475     15.358     13.184      6.239     -6.088
     100-11     21.221     14.370     11.963      4.298     -9.152

AVG LIFE         20.97       3.71       2.90       1.72       1.05
FIRST PAY         4/01       4/01       4/01       4/01       4/01
LAST PAY          8/30       5/21       5/17       4/11       1/08


  Original Balance: $258,030,000


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                   CLASS IIM-1

                                PREPAYMENT SPEED

      PRICE         0%        80%       100%       150%       200%
                                    (PRICING SPEED)

       99-10     58.995     68.341     70.954     74.598     79.439
       99-12     58.541     67.154     69.538     72.840     77.843
       99-14     58.088     65.968     68.124     71.083     76.247
       99-16     57.636     64.783     66.711     69.327     74.653
       99-18     57.184     63.598     65.299     67.573     73.060
       99-20     56.732     62.415     63.888     65.820     71.468

       99-22     56.280     61.233     62.478     64.068     69.878
       99-24     55.830     60.051     61.070     62.317     68.288
       99-26     55.379     58.871     59.662     60.568     66.699
       99-28     54.929     57.692     58.256     58.820     65.112
       99-30     54.479     56.514     56.851     57.073     63.526
      100- 0     54.030     55.336     55.447     55.327     61.940

      100- 2     53.581     54.160     54.044     53.583     60.356
      100- 4     53.133     52.985     52.642     51.840     58.773
      100- 6     52.685     51.810     51.242     50.098     57.191
      100- 8     52.237     50.637     49.842     48.357     55.611
      100-10     51.790     49.465     48.444     46.618     54.031
      100-12     51.343     48.293     47.047     44.880     52.452

      100-14     50.897     47.123     45.651     43.143     50.875
      100-16     50.451     45.953     44.256     41.407     49.298
      100-18     50.006     44.785     42.862     39.673     47.723
      100-20     49.560     43.617     41.469     37.939     46.149
      100-22     49.116     42.451     40.077     36.207     44.575

 AVG LIFE         26.72       6.47       5.19       3.97       4.41
 FIRST PAY         8/24       4/04       5/04       7/04      12/04
 LAST PAY          5/30       1/15       2/12      12/07       7/06


   Original Balance: $10,575,000


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN

                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                   CLASS IIM-2

                                PREPAYMENT SPEED

       PRICE       0%        80%        100%        150%       200%
                                    (PRICING SPEED)

       98-31    100.794    114.434    118.608    125.597    131.577
       99- 2    100.082    112.548    116.346    122.693    128.572
       99- 5     99.371    110.663    114.088    119.792    125.570
       99- 8     98.662    108.781    111.832    116.894    122.571
       99-11     97.953    106.901    109.578    114.000    119.575
       99-14     97.245    105.024    107.327    111.108    116.582

       99-17     96.538    103.148    105.079    108.219    113.592
       99-20     95.832    101.275    102.834    105.334    110.605
       99-23     95.127     99.405    100.591    102.451    107.622
       99-26     94.423     97.536     98.351     99.572    104.641
       99-29     93.721     95.670     96.113     96.695    101.664
      100- 0     93.019     93.806     93.878     93.822     98.689

      100- 3     92.318     91.944     91.646     90.952     95.718
      100- 6     91.618     90.085     89.416     88.084     92.750
      100- 9     90.919     88.228     87.188     85.220     89.784
      100-12     90.221     86.373     84.964     82.359     86.822
      100-15     89.524     84.520     82.742     79.500     83.863
      100-18     88.828     82.669     80.522     76.645     80.907

      100-21     88.133     80.821     78.305     73.793     77.954
      100-24     87.439     78.975     76.091     70.944     75.003
      100-27     86.746     77.131     73.879     68.097     72.056
      100-30     86.054     75.289     71.670     65.254     69.112
      101- 1     85.363     73.450     69.463     62.413     66.171

 AVG LIFE         26.65       6.08       4.86       3.60       3.45
 FIRST PAY         8/24       4/04       4/04       5/04       5/04
 LAST PAY          2/30      11/12       5/10      11/06       1/05




   Original Balance: $9,165,000


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

[LOGO] JP MORGAN